Exhibit 99.1

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Patrick Scanlan 212.810.3622

BlackRock Reports Third Quarter 2026 Diluted EPS of $10.57, or $15.93 as adjusted
New York, October 14, 2026 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and nine months ended September 30, 2026.

$15.5 trillion in AUM following $869 billion of net inflows over the last twelve months, representing 10% organic base fee growth

$205 billion of net inflows and 11% annualized organic base fee growth in the quarter reflect broad-based strength across iShares® ETFs, systematic active equities, private markets, and cash

19% increase in revenue year-over-year reflects the positive impact of markets, organic base fee growth, higher performance fees, and higher technology services and subscription revenue

14% growth in technology services and subscription revenue year-over-year, driven by continued momentum in Aladdin® and multi-product solutions

19% increase in year-over-year GAAP operating income and 25% increase in GAAP diluted EPS impacted by a noncash change in fair value of contingent consideration associated with prior acquisitions, which has been excluded from as adjusted results

27% increase in year-over-year as adjusted operating income

38% increase in year-over-year as adjusted diluted EPS also reflects higher nonoperating income in the current quarter

$550 million of share repurchases in the current quarter

Laurence D. Fink, Chairman and CEO:

“BlackRock's results demonstrate the value of our integrated platform, as clients increasingly choose us as a partner across investing, financing, and technology. That client trust is translating into higher earnings power, with shareholders benefiting from a more than 35% increase in adjusted earnings per share year-over-year, a 47.8% adjusted operating margin, and 11% annualized organic base fee growth in the third quarter.

“BlackRock brings together issuer relationships built over decades, financing expertise, investment performance, and the technology and data that connect it all. That combination is differentiating us in every region in which we operate. It’s why BlackRock is winning mandates at the cutting edge of capital markets, from hyperscaler financings to pension outsourcings to Aladdin and Preqin partnerships.

“Clients entrusted us with $205 billion of net inflows this quarter, and $869 billion over the last year. Our results reflect the scale of BlackRock, with 12% technology ACV growth and net inflows across every asset class, client type, region, and across active and index. Our track record of strong investment performance drove $66 billion of active net inflows, led by our fixed income and systematic franchises. iShares generated $135 billion of net inflows, diversified across categories and global product lines.

“BlackRock’s ability to originate and structure at scale is leading to premier financing relationships and sourcing opportunities for our clients. We’ve raised $68 billion in private markets over the last twelve months, and our AI Infrastructure Partnership made its first deployment this quarter.

“BlackRock is in a differentiated position as both a trusted advisor and destination for global client capital. That position is powering organic growth and value for our shareholders. We’re entering our seasonally strongest fourth quarter with accelerating momentum, and a broad pipeline spanning whole portfolio, private markets, retirement, and our international platforms. Demand for capital is growing across the global economy, and BlackRock is increasingly at the center of how that capital is deployed and managed. I’m confident in the opportunities that creates for our clients and in the long-term value we can generate for our shareholders.”

FINANCIAL RESULTS			NET FLOW HIGHLIGHTS(1)
(in millions,	Q3	Q3		Q3	YTD
except per share data)	2026	2025	(in billions)	2026	2026
AUM	$15,488,263	$13,463,625	Long-term net flows:	$175	$510
% change	15%
Average AUM	$15,460,140	$12,960,773	By region:
% change	19%		Americas	$125	$400
Total net flows	$205,466	$204,642	EMEA	31	100
			APAC	19	10
GAAP basis:
Revenue	$7,752	$6,509	By client type:
% change	19%
Operating income	$2,328	$1,955	Retail:	$23	$57
% change	19%		US	17	45
Operating margin	30.0%	30.0%	International	6	12
Net income(1)	$1,659	$1,323
% change	25%		ETFs:	$135	$444
Diluted EPS	$10.57	$8.43	Active	22	61
% change	25%		Core equity	3	120
Weighted-average			Digital assets	8	6
diluted shares	164.5	165.2	Fixed income	61	163
% change	-%		Precision & other	41	94

As Adjusted(2):			Institutional:	$17	$8
Operating income	$3,330	$2,621	Active	44	112
% change	27%		Index	(27)	(104)
Operating margin	47.8%	44.6%
Net income	$2,621	$1,907	Cash management net flows	$31	$17
% change	37%
Diluted EPS	$15.93	$11.55	Total net flows	$205	$527
% change	38%
_________________________			_________________________

(1)  Net income represents net income attributable to BlackRock, Inc.
(2)  See pages 14 through 16 for the reconciliation to accounting principles generally accepted in the United States ("GAAP") and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

			(1) Totals may not add due to rounding.

BUSINESS RESULTS

					Q3 2026
			Q3 2026		Base fees(1)
			Base fees(1)	September 30, 2026	and securities
	Q3 2026	September 30, 2026	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY PRODUCT TYPE
Equity	$52,446	$8,983,974	$3,079	57%	51%
Fixed income	78,213	3,353,313	1,116	22%	18%
Multi-asset	5,051	1,338,519	429	9%	7%
Alternatives:
Private markets	15,311	335,994	668	2%	11%
Liquid alternatives	8,925	130,282	240	1%	4%
Alternatives subtotal	24,236	466,276	908	3%	15%
Digital assets	7,907	79,632	39	1%	1%
Currency and commodities(2)	6,961	165,404	111	1%	2%
Long-term	174,814	14,387,118	5,682	93%	94%
Cash management	30,652	1,101,145	354	7%	6%
Total	$205,466	$15,488,263	$6,036	100%	100%
RESULTS BY CLIENT TYPE
Retail	$23,295	$1,406,186	$1,396	9%	23%
ETFs	134,509	6,358,457	2,762	41%	46%
Institutional:
Active	44,454	2,689,184	1,231	18%	20%
Index	(27,444)	3,933,291	293	25%	5%
Institutional subtotal	17,010	6,622,475	1,524	43%	25%
Long-term	174,814	14,387,118	5,682	93%	94%
Cash management	30,652	1,101,145	354	7%	6%
Total	$205,466	$15,488,263	$6,036	100%	100%
RESULTS BY INVESTMENT STYLE
Active	$66,405	$3,671,914	$2,521	24%	42%
ETFs	134,509	6,358,457	2,762	41%	46%
Non-ETF index	(26,100)	4,356,747	399	28%	6%
Long-term	174,814	14,387,118	5,682	93%	94%
Cash management	30,652	1,101,145	354	7%	6%
Total	$205,466	$15,488,263	$6,036	100%	100%

(1)
Base fees include investment advisory and administration fees.
(2)
Amounts include commodity exchange-traded funds ("ETFs") and exchange-traded products ("ETPs").

INVESTMENT PERFORMANCE AT September 30, 2026(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	71%	85%	84%
Tax-exempt	56%	58%	47%
Index AUM within or above applicable tolerance	98%	99%	100%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	73%	65%	65%
Systematic	92%	93%	95%
Index AUM within or above applicable tolerance	91%	97%	96%

(1)
Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 18 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Martin S. Small, will host a teleconference call for investors and analysts on Wednesday, October 14, 2026 at 7:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (312) 471-1353, or from outside the United States, (800) 330-6710, shortly before 7:30 a.m. and reference the BlackRock Conference Call (ID Number 6339797). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

The webcast will be available for replay by 10:30 a.m. (Eastern Time) on Wednesday, October 14, 2026. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	September 30,				June 30,
	2026	2025	Change		2026	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$5,783	$4,843	$940		$5,487	$296
Securities lending revenue	253	203	50		239	14
Total investment advisory, administration fees and securities lending revenue	6,036	5,046	990		5,726	310
Investment advisory performance fees	630	516	114		305	325
Technology services and subscription revenue	588	515	73		566	22
Distribution fees	414	355	59		395	19
Advisory and other revenue	84	77	7		92	(8)
Total revenue	7,752	6,509	1,243		7,084	668

Expense
Employee compensation and benefits	2,440	2,357	83		2,274	166
Sales, asset and account expense:
Distribution and servicing costs	785	638	147		732	53
Direct fund expense	551	464	87		543	8
Sub-advisory and other	77	60	17		67	10
Total sales, asset and account expense	1,413	1,162	251		1,342	71
General and administration expense	731	689	42		720	11
Change in fair value of contingent consideration	564	93	471		11	553
Amortization of intangible assets	276	253	23		276	-
Total expense	5,424	4,554	870		4,623	801

Operating income	2,328	1,955	373		2,461	(133)

Nonoperating income (expense)
Net gain (loss) on investments	353	64	289		283	70
Net interest income (expense)	(37)	(22)	(15)		(25)	(12)
Total nonoperating income (expense)	316	42	274		258	58

Income before income taxes	2,644	1,997	647		2,719	(75)
Income tax expense	724	470	254		677	47
Net income	1,920	1,527	393		2,042	(122)
Less:
Net income (loss) attributable to noncontrolling interests ("NCI") - consolidated sponsored investment products ("CIPs")	181	134	47		35	146
Net income (loss) attributable to NCI - Subco	80	70	10		93	(13)
Net income attributable to BlackRock, Inc.	$1,659	$1,323	$336		$1,914	$(255)

Weighted-average common shares outstanding
Basic	154.8	154.9	(0.1)		155.2	(0.4)
Diluted (including Subco Units)	164.5	165.2	(0.6)		164.6	(0.1)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$10.72	$8.54	$2.18		$12.34	$(1.62)
Diluted	$10.57	$8.43	$2.14		$12.19	$(1.62)
Cash dividends declared and paid per share	$5.73	$5.21	$0.52		$5.73	$-

Supplemental information:

AUM (end of period)	$15,488,263	$13,463,625	$2,024,638		$15,344,624	$143,639
Shares outstanding including Subco Units	162.2	163.2	(1.0)		162.6	(0.4)
GAAP:
Operating margin	30.0%	30.0%	-	bps	34.7%	(470)	bps
Effective tax rate	29.4%	25.2%	420	bps	25.2%	420	bps
As adjusted:
Operating income (1)	$3,330	$2,621	$709		$2,916	$414
Operating margin (1)	47.8%	44.6%	320	bps	45.9%	190	bps
Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs (2)	$127	$(106)	$233		$145	$(18)
Net income attributable to BlackRock, Inc. (3)	$2,621	$1,907	$714		$2,291	$330
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$15.93	$11.55	$4.38		$13.91	$2.02
Effective tax rate	24.2%	24.2%	-	bps	25.2%	(100)	bps

See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. As of September 30, 2026, there were 154.6 million shares of common stock and 7.6 million Class B-2 common units ("Subco Units") of BlackRock Saturn Subco, LLC ("Subco") outstanding. As of September 30, 2025, there were 155.1 million shares of common stock and 8.1 million Subco Units outstanding.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

	Nine Months Ended
	September 30,
	2026	2025	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$16,529	$13,370	$3,159
Securities lending revenue	671	531	140
Total investment advisory, administration fees and securities lending revenue	17,200	13,901	3,299
Investment advisory performance fees	1,207	670	537
Technology services and subscription revenue	1,684	1,450	234
Distribution fees	1,198	996	202
Advisory and other revenue	245	191	54
Total revenue	21,534	17,208	4,326

Expense
Employee compensation and benefits	6,939	5,862	1,077
Sales, asset and account expense:
Distribution and servicing costs	2,222	1,784	438
Direct fund expense	1,575	1,297	278
Sub-advisory and other	215	153	62
Total sales, asset and account expense	4,012	3,234	778
General and administration expense	2,125	1,917	208
Change in fair value of contingent consideration	26	265	(239)
Restructuring charge	-	39	(39)
Amortization of intangible assets	829	507	322
Total expense	13,931	11,824	2,107

Operating income	7,603	5,384	2,219

Nonoperating income (expense)
Net gain (loss) on investments	708	672	36
Net interest income (expense)	(106)	(44)	(62)
Total nonoperating income (expense)	602	628	(26)

Income before income taxes	8,205	6,012	2,193
Income tax expense	1,917	1,305	612
Net income	6,288	4,707	1,581
Less:
Net income (loss) attributable to NCI - CIPs	222	211	11
Net income (loss) attributable to NCI - Subco	281	70	211
Net income attributable to BlackRock, Inc.	$5,785	$4,426	$1,359

Weighted-average common shares outstanding
Basic	155.1	154.9	0.1
Diluted (including Subco Units)	164.7	159.4	5.4
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$37.30	$28.57	$8.73
Diluted	$36.82	$28.21	$8.61
Cash dividends declared and paid per share	$17.19	$15.63	$1.56

Supplemental information:

AUM (end of period)	$15,488,263	$13,463,625	$2,024,638
Shares outstanding including Subco Units	162.2	163.2	(1.0)
GAAP:
Operating margin	35.3%	31.3%	400	bps
Effective tax rate	24.0%	22.5%	150	bps
As adjusted:
Operating income (1)	$8,915	$6,752	$2,163
Operating margin (1)	46.2%	43.8%	240	bps
Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs (2)	$294	$373	$(79)
Net income attributable to BlackRock, Inc. (3)	$6,980	$5,560	$1,420
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$42.37	$34.89	$7.48
Effective tax rate	24.2%	22.0%	220	bps

See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. As of September 30, 2026, there were 154.6 million shares of common stock and 7.6 million Subco Units outstanding. As of September 30, 2025, there were 155.1 million shares of common stock and 8.1 million Subco Units outstanding.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Product Type
		Net
	June 30,	inflows		Market	FX	September 30,	Average
	2026	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Equity	$8,888,234	$52,446	$-	$40,087	$3,207	$8,983,974	$8,949,952
Fixed income	3,390,161	78,213	(632)	(117,408)	2,979	3,353,313	3,381,746
Multi-asset	1,347,299	5,051	-	(12,622)	(1,209)	1,338,519	1,348,091
Alternatives:
Private markets	329,083	15,311	(5,363)	(2,876)	(161)	335,994	333,849
Liquid alternatives	120,312	8,925	(22)	1,024	43	130,282	125,475
Alternatives subtotal	449,395	24,236	(5,385)	(1,852)	(118)	466,276	459,324
Digital assets	48,839	7,907	-	22,889	(3)	79,632	63,598
Currency and commodities(4)	151,849	6,961	-	6,580	14	165,404	162,343
Long-term	14,275,777	174,814	(6,017)	(62,326)	4,870	14,387,118	14,365,054
Cash management	1,068,847	30,652	-	2,198	(552)	1,101,145	1,095,086
Total	$15,344,624	$205,466	$(6,017)	$(60,128)	$4,318	$15,488,263	$15,460,140

Current Quarter Component Changes by Client Type and Product Type (Long-Term)
		Net
	June 30,	inflows		Market	FX	September 30,	Average
	2026	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Retail:
Equity	$713,748	$16,545	$-	$2,030	$(159)	$732,164	$721,502
Fixed income	398,069	691	-	(11,331)	(919)	386,510	395,176
Multi-asset	211,740	1,918	-	(2,872)	(103)	210,683	211,924
Private markets	30,788	320	(432)	(396)	(31)	30,249	30,581
Liquid alternatives	41,912	3,821	-	843	4	46,580	43,952
Retail subtotal	1,396,257	23,295	(432)	(11,726)	(1,208)	1,406,186	1,403,135
ETFs:
Equity	4,722,557	50,864	-	(2,175)	(1,266)	4,769,980	4,751,061
Fixed income	1,308,627	66,090	-	(46,741)	(762)	1,327,214	1,320,309
Multi-asset	21,767	2,773	-	171	(11)	24,700	23,003
Digital assets	48,839	7,907	-	22,889	(3)	79,632	63,598
Commodities	144,280	6,875	-	5,813	(37)	156,931	154,181
ETFs subtotal	6,246,070	134,509	-	(20,043)	(2,079)	6,358,457	6,312,152
Institutional:
Active:
Equity	288,729	10,356	-	3,344	527	302,956	296,368
Fixed income	912,078	12,945	(632)	(27,653)	321	897,059	903,711
Multi-asset	1,109,672	1,058	-	(9,901)	(1,107)	1,099,722	1,109,413
Private markets	298,295	14,991	(4,931)	(2,480)	(130)	305,745	303,268
Liquid alternatives	78,400	5,104	(22)	181	39	83,702	81,523
Active subtotal	2,687,174	44,454	(5,585)	(36,509)	(350)	2,689,184	2,694,283
Index	3,946,276	(27,444)	-	5,952	8,507	3,933,291	3,955,484
Institutional subtotal	6,633,450	17,010	(5,585)	(30,557)	8,157	6,622,475	6,649,767
Long-term	$14,275,777	$174,814	$(6,017)	$(62,326)	$4,870	$14,387,118	$14,365,054

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(4)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	June 30,	inflows		Market	FX	September 30,	Average
	2026	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Active:
Equity	$619,239	$24,882	$-	$257	$344	$644,722	$630,566
Fixed income	1,275,378	14,312	(632)	(37,968)	(559)	1,250,531	1,264,266
Multi-asset	1,321,393	2,975	-	(12,772)	(1,211)	1,310,385	1,321,318
Private markets	329,083	15,311	(5,363)	(2,876)	(161)	335,994	333,849
Liquid alternatives	120,312	8,925	(22)	1,024	43	130,282	125,475
Active subtotal	3,665,405	66,405	(6,017)	(52,335)	(1,544)	3,671,914	3,675,474
ETFs:
Equity	4,722,557	50,864	-	(2,175)	(1,266)	4,769,980	4,751,061
Fixed income	1,308,627	66,090	-	(46,741)	(762)	1,327,214	1,320,309
Multi-asset	21,767	2,773	-	171	(11)	24,700	23,003
Digital assets	48,839	7,907	-	22,889	(3)	79,632	63,598
Commodities	144,280	6,875	-	5,813	(37)	156,931	154,181
ETFs subtotal	6,246,070	134,509	-	(20,043)	(2,079)	6,358,457	6,312,152
Non-ETF index	4,364,302	(26,100)	-	10,052	8,493	4,356,747	4,377,428
Long-term	$14,275,777	$174,814	$(6,017)	$(62,326)	$4,870	$14,387,118	$14,365,054

Current Quarter Component Changes by Private Markets Product Type (Long-Term)
		Net
	June 30,	inflows		Market	FX	September 30,	Average
	2026	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Private markets:
Infrastructure	$113,488	$7,583	$(785)	$(500)	$(24)	$119,762	$117,762
Private equity	32,261	710	(1,045)	(939)	(19)	30,968	31,597
Private credit	150,937	5,012	(2,917)	(669)	(90)	152,273	151,510
Real estate	21,953	1,924	(436)	(772)	(21)	22,648	22,585
Multi-alternatives	10,444	82	(180)	4	(7)	10,343	10,395
Total private markets	$329,083	$15,311	$(5,363)	$(2,876)	$(161)	$335,994	$333,849

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Product Type
		Net
	December 31,	inflows		Market	FX	September 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Equity	$7,793,875	$195,886	$-	$1,027,741	$(33,528)	$8,983,974	$8,484,314
Fixed income	3,272,021	204,622	(2,503)	(104,902)	(15,925)	3,353,313	3,343,909
Multi-asset	1,223,625	39,660	-	84,332	(9,098)	1,338,519	1,301,014
Alternatives:
Private markets	322,624	39,820	(20,043)	(5,335)	(1,072)	335,994	327,426
Liquid alternatives	100,990	21,072	(787)	8,792	215	130,282	115,530
Alternatives subtotal	423,614	60,892	(20,830)	3,457	(857)	466,276	442,956
Digital assets	78,435	5,726	-	(4,516)	(13)	79,632	66,176
Currency and commodities(4)	169,216	3,063	-	(6,598)	(277)	165,404	176,934
Long-term	12,960,786	509,849	(23,333)	999,514	(59,698)	14,387,118	13,815,303
Cash management	1,080,732	17,041	-	7,542	(4,170)	1,101,145	1,082,801
Total	$14,041,518	$526,890	$(23,333)	$1,007,056	$(63,868)	$15,488,263	$14,898,104

Year-to-Date Component Changes by Client Type and Product Type (Long-Term)
		Net
	December 31,	inflows		Market	FX	September 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Retail:
Equity	$629,081	$31,971	$-	$74,284	$(3,172)	$732,164	$682,906
Fixed income	384,887	12,832	-	(10,014)	(1,195)	386,510	391,596
Multi-asset	199,655	581	-	10,732	(285)	210,683	207,386
Private markets	30,681	1,667	(965)	(955)	(179)	30,249	31,006
Liquid alternatives	34,428	10,338	(193)	2,036	(29)	46,580	40,065
Retail subtotal	1,278,732	57,389	(1,158)	76,083	(4,860)	1,406,186	1,352,959
ETFs:
Equity	4,006,014	249,012	-	527,621	(12,667)	4,769,980	4,455,169
Fixed income	1,205,953	177,917	-	(51,573)	(5,083)	1,327,214	1,276,520
Multi-asset	14,402	9,209	-	1,327	(238)	24,700	18,828
Digital assets	78,435	5,726	-	(4,516)	(13)	79,632	66,176
Commodities	162,906	2,272	-	(7,998)	(249)	156,931	169,290
ETFs subtotal	5,467,710	444,136	-	464,861	(18,250)	6,358,457	5,985,983
Institutional:
Active:
Equity	247,993	16,824	-	39,356	(1,217)	302,956	277,365
Fixed income	905,566	16,045	(2,503)	(18,839)	(3,210)	897,059	904,442
Multi-asset	1,006,106	30,204	-	71,974	(8,562)	1,099,722	1,070,989
Private markets	291,943	38,153	(19,078)	(4,380)	(893)	305,745	296,420
Liquid alternatives	66,562	10,734	(594)	6,756	244	83,702	75,465
Active subtotal	2,518,170	111,960	(22,175)	94,867	(13,638)	2,689,184	2,624,681
Index	3,696,174	(103,636)	-	363,703	(22,950)	3,933,291	3,851,680
Institutional subtotal	6,214,344	8,324	(22,175)	458,570	(36,588)	6,622,475	6,476,361
Long-term	$12,960,786	$509,849	$(23,333)	$999,514	$(59,698)	$14,387,118	$13,815,303

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing ten months.
(4)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows		Market	FX	September 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Active:
Equity	$546,028	$30,137	$-	$71,466	$(2,909)	$644,722	$596,431
Fixed income	1,257,358	27,525	(2,503)	(27,941)	(3,908)	1,250,531	1,261,843
Multi-asset	1,205,743	30,785	-	82,705	(8,848)	1,310,385	1,278,357
Private markets	322,624	39,820	(20,043)	(5,335)	(1,072)	335,994	327,426
Liquid alternatives	100,990	21,072	(787)	8,792	215	130,282	115,530
Active subtotal	3,432,743	149,339	(23,333)	129,687	(16,522)	3,671,914	3,579,587
ETFs:
Equity	4,006,014	249,012	-	527,621	(12,667)	4,769,980	4,455,169
Fixed income	1,205,953	177,917	-	(51,573)	(5,083)	1,327,214	1,276,520
Multi-asset	14,402	9,209	-	1,327	(238)	24,700	18,828
Digital assets	78,435	5,726	-	(4,516)	(13)	79,632	66,176
Commodities	162,906	2,272	-	(7,998)	(249)	156,931	169,290
ETFs subtotal	5,467,710	444,136	-	464,861	(18,250)	6,358,457	5,985,983
Non-ETF index	4,060,333	(83,626)	-	404,966	(24,926)	4,356,747	4,249,733
Long-term	$12,960,786	$509,849	$(23,333)	$999,514	$(59,698)	$14,387,118	$13,815,303

Year-to-Date Component Changes by Private Markets Product Type (Long-Term)
		Net
	December 31,	inflows		Market	FX	September 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Private markets:
Infrastructure	$112,116	$14,050	$(4,110)	$(2,051)	$(243)	$119,762	$114,289
Private equity	30,623	3,786	(2,394)	(954)	(93)	30,968	31,228
Private credit	145,385	17,636	(8,655)	(1,565)	(528)	152,273	149,105
Real estate	25,062	2,616	(4,064)	(812)	(154)	22,648	22,879
Multi-alternatives	9,438	1,732	(820)	47	(54)	10,343	9,925
Total private markets	$322,624	$39,820	$(20,043)	$(5,335)	$(1,072)	$335,994	$327,426

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing ten months.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Product Type
		Net
	September 30,	inflows		Market	FX	September 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Equity	$7,459,075	$321,939	$-	$1,246,229	$(43,269)	$8,983,974	$8,274,472
Fixed income	3,178,965	288,394	(2,728)	(86,907)	(24,411)	3,353,313	3,310,384
Multi-asset	1,161,957	76,529	-	108,434	(8,401)	1,338,519	1,271,561
Alternatives:
Private markets	320,886	52,527	(30,749)	(5,651)	(1,019)	335,994	325,633
Liquid alternatives	97,448	23,934	(924)	9,579	245	130,282	111,515
Alternatives subtotal	418,334	76,461	(31,673)	3,928	(774)	466,276	437,148
Digital assets	103,965	6,305	-	(30,629)	(9)	79,632	73,276
Currency and commodities(4)	136,600	8,020	-	21,141	(357)	165,404	169,239
Long-term	12,458,896	777,648	(34,401)	1,262,196	(77,221)	14,387,118	13,536,080
Cash management	1,004,729	90,953	-	9,789	(4,326)	1,101,145	1,068,840
Total	$13,463,625	$868,601	$(34,401)	$1,271,985	$(81,547)	$15,488,263	$14,604,920

Year-over-Year Component Changes by Client Type and Product Type (Long-Term)
		Net
	September 30,	inflows		Market	FX	September 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Retail:
Equity	$597,262	$47,201	$-	$91,118	$(3,417)	$732,164	$664,308
Fixed income	344,651	50,408	-	(7,962)	(587)	386,510	380,913
Multi-asset	168,883	26,619	-	15,444	(263)	210,683	199,111
Private markets	29,770	2,957	(1,536)	(761)	(181)	30,249	30,813
Liquid alternatives	33,002	11,964	(222)	1,871	(35)	46,580	38,494
Retail subtotal	1,173,568	139,149	(1,758)	99,710	(4,483)	1,406,186	1,313,639
ETFs:
Equity	3,788,431	371,781	-	622,404	(12,636)	4,769,980	4,317,980
Fixed income	1,157,582	229,836	-	(55,248)	(4,956)	1,327,214	1,254,166
Multi-asset	13,111	10,279	-	1,470	(160)	24,700	17,601
Digital assets	103,965	6,305	-	(30,629)	(9)	79,632	73,276
Commodities	130,225	7,418	-	19,508	(220)	156,931	161,894
ETFs subtotal	5,193,314	625,619	-	557,505	(17,981)	6,358,457	5,824,917
Institutional:
Active:
Equity	242,002	12,568	-	50,345	(1,959)	302,956	269,930
Fixed income	901,576	13,954	(2,728)	(11,363)	(4,380)	897,059	903,036
Multi-asset	976,474	40,022	-	91,173	(7,947)	1,099,722	1,051,116
Private markets	291,116	49,570	(29,213)	(4,890)	(838)	305,745	294,820
Liquid alternatives	64,446	11,970	(702)	7,708	280	83,702	73,021
Active subtotal	2,475,614	128,084	(32,643)	132,973	(14,844)	2,689,184	2,591,923
Index	3,616,400	(115,204)	-	472,008	(39,913)	3,933,291	3,805,601
Institutional subtotal	6,092,014	12,880	(32,643)	604,981	(54,757)	6,622,475	6,397,524
Long-term	$12,458,896	$777,648	$(34,401)	$1,262,196	$(77,221)	$14,387,118	$13,536,080

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	September 30,	inflows		Market	FX	September 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Active:
Equity	$517,176	$41,265	$-	$90,116	$(3,835)	$644,722	$579,507
Fixed income	1,213,771	62,701	(2,728)	(18,754)	(4,459)	1,250,531	1,250,164
Multi-asset	1,145,338	66,642	-	106,615	(8,210)	1,310,385	1,250,209
Private markets	320,886	52,527	(30,749)	(5,651)	(1,019)	335,994	325,633
Liquid alternatives	97,448	23,934	(924)	9,579	245	130,282	111,515
Active subtotal	3,294,619	247,069	(34,401)	181,905	(17,278)	3,671,914	3,517,028
ETFs:
Equity	3,788,431	371,781	-	622,404	(12,636)	4,769,980	4,317,980
Fixed income	1,157,582	229,836	-	(55,248)	(4,956)	1,327,214	1,254,166
Multi-asset	13,111	10,279	-	1,470	(160)	24,700	17,601
Digital assets	103,965	6,305	-	(30,629)	(9)	79,632	73,276
Commodities	130,225	7,418	-	19,508	(220)	156,931	161,894
ETFs subtotal	5,193,314	625,619	-	557,505	(17,981)	6,358,457	5,824,917
Non-ETF index	3,970,963	(95,040)	-	522,786	(41,962)	4,356,747	4,194,135
Long-term	$12,458,896	$777,648	$(34,401)	$1,262,196	$(77,221)	$14,387,118	$13,536,080

Year-over-Year Component Changes by Private Markets Product Type (Long-Term)
		Net
	September 30,	inflows		Market	FX	September 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Private markets:
Infrastructure	$110,101	$19,036	$(7,108)	$(2,054)	$(213)	$119,762	$113,180
Private equity	34,033	4,209	(6,174)	(1,009)	(91)	30,968	31,639
Private credit	141,974	24,906	(12,227)	(1,849)	(531)	152,273	147,634
Real estate	25,525	2,427	(4,318)	(857)	(129)	22,648	23,394
Multi-alternatives	9,253	1,949	(922)	118	(55)	10,343	9,786
Total private markets	$320,886	$52,527	$(30,749)	$(5,651)	$(1,019)	$335,994	$325,633

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.

SUMMARY OF REVENUE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$658	$557	$101	$626	$32	$1,877	$1,582	$295
ETFs	2,134	1,597	537	1,989	145	5,916	4,347	1,569
Equity subtotal	2,792	2,154	638	2,615	177	7,793	5,929	1,864
Fixed income:
Active	550	513	37	539	11	1,620	1,492	128
ETFs	464	393	71	443	21	1,341	1,111	230
Fixed income subtotal	1,014	906	108	982	32	2,961	2,603	358
Active multi-asset	405	344	61	387	18	1,163	969	194
Alternatives:
Private markets	668	653	15	639	29	1,965	1,687	278
Liquid alternatives	240	178	62	212	28	649	485	164
Alternatives subtotal	908	831	77	851	57	2,614	2,172	442
Non-ETF index	399	353	46	385	14	1,126	973	153
Digital assets, commodities and multi-asset ETFs(1)	164	140	24	163	1	506	340	166
Long-term	5,682	4,728	954	5,383	299	16,163	12,986	3,177
Cash management	354	318	36	343	11	1,037	915	122
Total investment advisory, administration fees and securities lending revenue	6,036	5,046	990	5,726	310	17,200	13,901	3,299
Investment advisory performance fees:
Equity	21	14	7	60	(39)	103	36	67
Fixed income	-	-	-	3	(3)	5	14	(9)
Multi-asset	9	2	7	5	4	23	12	11
Alternatives:
Private markets	191	298	(107)	137	54	560	361	199
Liquid alternatives	409	202	207	100	309	516	247	269
Alternatives subtotal	600	500	100	237	363	1,076	608	468
Total investment advisory performance fees	630	516	114	305	325	1,207	670	537
Technology services and subscription revenue	588	515	73	566	22	1,684	1,450	234
Distribution fees	414	355	59	395	19	1,198	996	202
Advisory and other revenue:
Advisory	10	12	(2)	8	2	30	39	(9)
Other	74	65	9	84	(10)	215	152	63
Total advisory and other revenue	84	77	7	92	(8)	245	191	54
Total revenue	$7,752	$6,509	$1,243	$7,084	$668	$21,534	$17,208	$4,326

(1)
Amounts include commodity ETFs and ETPs.

Highlights

•
Investment advisory, administration fees and securities lending revenue increased $990 million from the third quarter of 2025, primarily driven by organic base fee growth and the impact of market beta on average AUM. Securities lending revenue of $253 million increased from $203 million in the third quarter of 2025, primarily reflecting higher spreads and higher average balances of securities on loan.

Investment advisory, administration fees and securities lending revenue increased $310 million from the second quarter of 2026, primarily driven by organic base fee growth, the impact of market beta on average AUM, and the effect of one additional day in the quarter. Securities lending revenue of $253 million increased from $239 million in the second quarter of 2026, primarily reflecting higher spreads and higher average balances of securities on loan.

•
Performance fees increased $114 million from the third quarter of 2025, primarily reflecting higher revenue from liquid alternative products, largely related to a single hedge fund with an annual performance measurement period that ends in the third quarter, partially offset by lower revenue from private markets products.

Performance fees increased $325 million from the second quarter of 2026, primarily reflecting higher revenue from liquid alternative and private markets products, partially offset by lower revenue from long-only products.

•
Technology services and subscription revenue increased $73 million from the third quarter of 2025 and $22 million from the second quarter of 2026, reflecting the sustained demand for Aladdin and multi-product solutions. Technology services and subscription annual contract value (“ACV”)(1) increased 12% from the third quarter of 2025.
•
Distribution fees increased $59 million from the third quarter of 2025 primarily reflecting higher average AUM.

(1)
See note (4) to the condensed consolidated statements of income and supplemental information on page 16 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Operating expense
Employee compensation and benefits	$2,440	$2,357	$83	$2,274	$166	$6,939	$5,862	$1,077
Sales, asset and account expense:
Distribution and servicing costs	785	638	147	732	53	2,222	1,784	438
Direct fund expense	551	464	87	543	8	1,575	1,297	278
Sub-advisory and other	77	60	17	67	10	215	153	62
Total sales, asset and account expense	1,413	1,162	251	1,342	71	4,012	3,234	778
General and administration expense:
Marketing and promotional	82	82	-	94	(12)	277	272	5
Occupancy and office related	184	137	47	153	31	484	371	113
Portfolio services	69	69	-	68	1	207	195	12
Technology	237	213	24	227	10	670	600	70
Professional services	71	104	(33)	80	(9)	226	228	(2)
Communications	10	12	(2)	11	(1)	31	33	(2)
Foreign exchange remeasurement	-	(3)	3	-	-	(4)	(7)	3
Other general and administration	78	75	3	87	(9)	234	225	9
Total general and administration expense	731	689	42	720	11	2,125	1,917	208
Change in fair value of contingent consideration	564	93	471	11	553	26	265	(239)
Restructuring charge	-	-	-	-	-	-	39	(39)
Amortization of intangible assets	276	253	23	276	-	829	507	322
Total operating expense	$5,424	$4,554	$870	$4,623	$801	$13,931	$11,824	$2,107

Highlights

•
Employee compensation and benefits expense increased $83 million from the third quarter of 2025 and $166 million from the second quarter of 2026, primarily reflecting the impact of higher operating income and performance fees, partially offset by lower nonrecurring retention-related deferred compensation expense(1).
•
Sales, asset and account expense increased $251 million from the third quarter of 2025 and $71 million from the second quarter of 2026, driven by higher distribution and servicing costs and direct fund expense, primarily reflecting higher average AUM.
•
General and administration expense increased $42 million from the third quarter of 2025 and $11 million from the second quarter of 2026, primarily driven by higher occupancy and office related expense, including the impact of acquisition-related expenses(1) and higher technology expense, partially offset by lower acquisition-related(1) professional services expense.
•
Change in fair value of contingent consideration(1) increased $471 million as compared to the change in the third quarter of 2025, and increased $553 million as compared to the change in the second quarter of 2026, primarily in connection with the fair value of contingent consideration for the Global Infrastructure Management, LLC ("GIP") transaction and HPS Investment Partners ("HPS") transaction, which is impacted by the share price of BlackRock common stock at the end of the period.

(1)
These expenses have been excluded from the Company's "as adjusted" financial results under the expense adjustments for acquisition-related costs, as applicable. See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests - Consolidated Sponsored investment products

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Nonoperating income (expense), GAAP basis	$316	$42	$274	$258	$58	$602	$628	$(26)
Less: Net income (loss) attributable to NCI - CIPs	181	134	47	35	146	222	211	11
Nonoperating income (expense), net of NCI - CIPs	135	(92)	227	223	(88)	380	417	(37)
Less: Hedge gain (loss) on deferred cash compensation plans(1)	8	14	(6)	78	(70)	86	44	42
Nonoperating income (expense), net of NCI - CIPs, as adjusted(2)	$127	$(106)	$233	$145	$(18)	$294	$373	$(79)

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Net gain (loss) on investments, net of NCI - CIPs
Private equity	$(21)	$(14)	$(7)	$34	$(55)	$22	$59	$(37)
Real assets	17	3	14	18	(1)	40	2	38
Other alternatives(3)	14	8	6	8	6	37	20	17
Other investments(4)	(10)	26	(36)	55	(65)	32	27	5
Hedge gain (loss) on deferred cash compensation plans(1)	8	14	(6)	78	(70)	86	44	42
Subtotal	8	37	(29)	193	(185)	217	152	65
Other income/gain (expense/loss)(5)	164	(107)	271	55	109	269	309	(40)
Total net gain (loss) on investments, net of NCI - CIPs	172	(70)	242	248	(76)	486	461	25
Net interest income (expense)	(37)	(22)	(15)	(25)	(12)	(106)	(44)	(62)
Nonoperating income (expense), net of NCI - CIPs	135	(92)	227	223	(88)	380	417	(37)
Less: Hedge gain (loss) on deferred cash compensation plans(1)	8	14	(6)	78	(70)	86	44	42
Nonoperating income (expense), net of NCI - CIPs, as adjusted(2)	$127	$(106)	$233	$145	$(18)	$294	$373	$(79)

(1)
Amounts relate to the gains (losses) from economically hedging certain BlackRock deferred cash compensation plans.
(2)
Management believes nonoperating income (expense), net of NCI - CIPs, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on as adjusted items and the reconciliation to GAAP, see notes to the condensed consolidated statements of income and supplemental information on pages 14 through 16.
(3)
Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(4)
Amounts primarily include net gains (losses) related to BlackRock's seed investment portfolio, net of impact of certain hedges.
(5)
Amounts for the three months ended September 30, 2026 and 2025, include a nonoperating noncash pre-tax gain of approximately $22 million and a noncash pre-tax loss of approximately $115 million, respectively, in connection with the Company's minority investment in Circle Internet Group, Inc. Amounts for the three months ended September 30, 2026 also include a nonoperating noncash pre-tax gain of approximately $80 million in connection with the Company's minority investment in Securitize Corp. Additional amounts include earnings (losses) from certain equity method minority investments and noncash pre-tax gains (losses) related to the revaluation of certain other minority investments.

summary of INCOME TAX EXPENSE

	Three Months			Three Months		Nine Months
	Ended			Ended		Ended
	September 30,			June 30,		September 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Income tax expense	$724	$470	$254	$677	$47	$1,917	$1,305	$612
Effective tax rate	29.4%	25.2%	420 bps	25.2%	420 bps	24.0%	22.5%	150 bps

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions), (unaudited)	2026	2025	2026	2026	2025
Operating income, GAAP basis	$2,328	$1,955	$2,461	$7,603	$5,384
Non-GAAP expense adjustments:
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans (a)	32	14	60	97	41
Amortization of intangible assets (b)	276	253	276	829	507
Acquisition-related compensation costs (b)	84	262	95	286	423
Acquisition-related general and administration expense (b)	46	44	13	74	93
Change in fair value of contingent consideration (b)	564	93	11	26	265
Restructuring charge (c)	-	-	-	-	39
Operating income, as adjusted (1)	$3,330	$2,621	$2,916	$8,915	$6,752
Revenue, GAAP basis	$7,752	$6,509	$7,084	$21,534	$17,208
Non-GAAP adjustments:
Distribution fees	(414)	(355)	(395)	(1,198)	(996)
Investment advisory fees	(371)	(283)	(337)	(1,024)	(788)
Revenue used for operating margin measurement	$6,967	$5,871	$6,352	$19,312	$15,424
Operating margin, GAAP basis	30.0%	30.0%	34.7%	35.3%	31.3%
Operating margin, as adjusted (1)	47.8%	44.6%	45.9%	46.2%	43.8%

See note (1) to the condensed consolidated statements of income and supplemental information on page 15 for more information on as adjusted items.

RECONCILIATION OF GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NCI - CIPs, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions), (unaudited)	2026	2025	2026	2026	2025
Nonoperating income (expense), GAAP basis	$316	$42	$258	$602	$628
Less: Net income (loss) attributable to NCI - CIPs	181	134	35	222	211
Nonoperating income (expense), net of NCI - CIPs	135	(92)	223	380	417
Less: Hedge gain (loss) on deferred cash compensation plans (a)	8	14	78	86	44
Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted (2)	$127	$(106)	$145	$294	$373

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 15 and 16 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
(in millions, except per share data), (unaudited)	2026	2025	2026	2026	2025
Net income attributable to BlackRock, Inc., GAAP basis	$1,659	$1,323	$1,914	$5,785	$4,426
Noncontrolling interest - Subco	80	70	93	281	70
Net income attributable to BlackRock, Inc., (for diluted EPS)	1,739	1,393	2,007	6,066	4,496
Non-GAAP adjustments(1):
Net impact of hedged deferred cash compensation plans (a)	18	-	(13)	9	(2)
Amortization of intangible assets (b)	207	189	206	620	378
Acquisition-related compensation costs (b)	66	198	71	217	318
Acquisition-related general and administration expense (b)	35	33	9	55	71
Change in fair value of contingent consideration (b)	556	94	11	13	263
Restructuring charge (c)	-	-	-	-	29
Income tax matters	-	-	-	-	7
Net income attributable to BlackRock, Inc., as adjusted (3)	$2,621	$1,907	$2,291	$6,980	$5,560
Diluted weighted-average common shares outstanding, including Subco Units	164.5	165.2	164.6	164.7	159.4
Diluted earnings per common share, GAAP basis	$10.57	$8.43	$12.19	$36.82	$28.21
Diluted earnings per common share, as adjusted (3)	$15.93	$11.55	$13.91	$42.37	$34.89

(1)
Non-GAAP adjustments, excluding income tax matters, are net of tax.

See note (3) to the condensed consolidated statements of income and supplemental information on page 16 for more information on as adjusted items.

NOTES TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with GAAP; however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow. Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP financial measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Computations and reconciliations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•
Operating income, as adjusted, includes the following non-GAAP expense adjustments:
(a)
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans. The Company excludes compensation expense related to the market valuation changes on certain deferred cash compensation plans, which the Company hedges economically. For these deferred cash compensation plans, the final value of the deferred amount to be distributed to employees in cash upon vesting is determined based on the returns on specified investment funds. The Company recognizes compensation expense for the appreciation (depreciation) of the deferred cash compensation liability in proportion to the vested amount of the award during a respective period, while the net gain (loss) to economically hedge these plans is immediately recognized in nonoperating income (expense), which creates a timing difference impacting net income. This timing difference will reverse and offset to zero over the life of the award at the end of the multi-year vesting period. Management believes excluding market valuation changes related to the deferred cash compensation plans in the calculation of operating income, as adjusted, provides useful disclosure to both management and investors of the Company’s financial performance over time as these amounts are economically hedged, while also increasing comparability with other companies.
(b)
Acquisition-related costs. Acquisition-related costs include adjustments related to amortization of intangible assets, change in fair value of contingent consideration (primarily associated with noncash contingent consideration) incurred in connection with certain acquisitions and other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation, and general and administration expense primarily related to professional services and occupancy and office related expense. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies.
(c)
Restructuring charge. In the second quarter of 2025, the Company recorded a restructuring charge, comprised of severance and compensation expense for accelerated vesting of previously granted deferred compensation awards, in connection with an initiative to modify BlackRock's organization to fit more closely with strategic priorities. Management believes excluding the impact of this restructuring charge when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and ongoing operations, and enhances comparability among periods presented.
•
Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted: Management believes nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to its results and provides comparability of this information among reporting periods. Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted, excludes the gain (loss) on the economic hedge of certain deferred cash compensation plans. As the gain (loss) on investments and derivatives used to hedge these compensation plans over time substantially offsets the compensation expense related to the market valuation changes on these deferred cash compensation plans, which is included in operating income, GAAP basis, management believes excluding the gain (loss) on the economic hedge of the deferred cash compensation plans when calculating nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted, provides a useful measure for both management and investors of BlackRock’s nonoperating results that impact book value.

(3) Net income attributable to BlackRock, Inc., as adjusted:

•
Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

For each period presented, the non-GAAP adjustments were tax effected at the respective blended rates applicable to the adjustments. The non-GAAP adjustments in 2025 and 2026 related to the change in fair value of contingent consideration are primarily not deductible for income tax purposes.

•
In addition, net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, assumes all outstanding Subco Units issued as part of the consideration for the HPS transaction have been exchanged in accordance with their terms on a one-for-one basis into common stock of BlackRock, as Subco Units are exchangeable at the option of the holder. Accordingly, the noncontrolling interest related to these Subco Units has been included as part of net income attributable to BlackRock, Inc., as adjusted. Management believes that these non-GAAP measures are useful indicators of BlackRock’s profitability and enhance comparability among periods presented, and therefore are useful to investors.
•
Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted, divided by diluted weighted-average common shares outstanding including Subco Units.

(4) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services and subscription's ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services and subscription revenue over time, as it is linked to the net new business in technology and subscription services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless the Company has received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of recent or future acquisitions or divestitures, including the acquisitions of GIP, Preqin Holding Limited and HPS (collectively, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) the unfavorable resolution of legal proceedings; (9) the extent and timing of any share repurchases; (10) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (11) the failure to effectively manage the development and use of artificial intelligence; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) increasing focus from stakeholders regarding environmental- and social-related matters; (18) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, global trade tensions, tariffs, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (19) climate-related risks to BlackRock’s business, products, operations and clients; (20) the ability to attract, train and retain highly qualified professionals; (21) fluctuations in the carrying value of BlackRock’s economic investments; (22) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (23) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (24) the failure by key third-party providers to fulfill their obligations to BlackRock; (25) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (26) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded products platform; (27) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (28) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of September 30, 2026 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of August 31, 2026. The performance data does not include accounts terminated prior to September 30, 2026 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of September 30, 2026 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.